Exhibit 99.2
December 1, 2010
InSight Health Corp.
Maxum Health Services Corp.
Open MRI, Inc.
Signal Medical Services, Inc.
Comprehensive Medical Imaging, Inc.
Comprehensive Medical Imaging Centers, Inc.
Orange County Regional PET Center — Irvine, LLC
Parkway Imaging Center, LLC
c/o InSight Health Corp.
26250 Enterprise Court, Suite 100
Lake Forest, California 92630
Attention: Mitch C. Hill
RE:	Letter Agreement Regarding Extension of Forbearance Period
Ladies and Gentlemen:
     InSight Health Corp., a Delaware corporation (“IHC”), Maxum Health Services Corp., a Delaware corporation (“Maxum”), Open MRI, Inc., a Delaware corporation (“Open MRI”), Signal Medical Services, Inc., a Delaware corporation (“Signal Medical”), Comprehensive Medical Imaging, Inc., a Delaware corporation (“Comprehensive Medical”), Comprehensive Medical Imaging Centers, Inc., a Delaware corporation (“Comprehensive”), Orange County Regional PET Center — Irvine, LLC, a Delaware limited liability company (“Orange County”), and Parkway Imaging Center, LLC, a Nevada limited liability company (“Parkway”; IHC, Maxum, Open MRI, Signal Medical, Comprehensive Medical, Comprehensive, Orange County, and Parkway are collectively referred to herein as “Borrowers” and individually as a “Borrower”), the financial institutions party from time to time to the Loan Agreement (as defined below) as lenders (collectively, “Lenders”), and Bank of America, N.A., a national banking association, in its capacity as collateral and administrative agent (in such capacity, together with its successors in such capacity, “Agent”) for Lenders, are parties to that certain Second Amended and Restated Loan and Security Agreement dated August 1, 2007 (as amended by the First Amendment (as defined below) and at any other time amended, restated, supplemented or otherwise modified, the “Loan Agreement”), as amended by that certain First Amendment to Second Amended and Restated Loan and Security Agreement dated September 20, 2010 (the “First Amendment”), by and among Borrowers, Lenders, and Agent. Capitalized terms used herein, unless otherwise defined herein, shall have meanings ascribed to such terms under the Loan Agreement.
     Pursuant to Section 9(c) of the First Amendment, Agent and Lenders agreed, among other things, to forbear from exercising certain rights and remedies available to Agent and Lenders by reason of the existence of the Stipulated Defaults (as defined in Section 9(a) of the First Amendment) during the Forbearance Period (as defined in Section 9(a) of the First Amendment). Borrowers have requested that Agent and Lender acknowledge and agree to extend the duration of the Forbearance Period from December 1, 2010 to December 15, 2010. By their signature below, Agent and Lenders acknowledge and agree that the definition of “Forbearance Period” set forth in Section 9(a) of the First Amendment shall be amended in its entirety to read as follows:
     “Forbearance Period” shall mean the period commencing on the Forbearance Date and ending at 5:00 p.m. on December 15, 2010, unless extended in writing by Agent and Lenders in their sole discretion.

     Borrowers acknowledge and agree that, notwithstanding the existence of the Stipulated Defaults and subject to the continued satisfaction of each of the Forbearance Conditions (as defined in Section 9(a) of the First Amendment), Agent in its sole and absolute discretion, may continue to honor requests by Borrowers during the Forbearance Period for Revolver Loans or the issuance of Letters of Credit pursuant to the Loan Agreement, but in no event shall Agent’s honoring of any such requests be deemed a waiver of the Stipulated Default or any other Default or Event of Default that may occur or exist. Agent’s and Lenders’ discretion to honor Borrowers’ requests for Revolver Loans or the issuance of Letters of Credit and the amount of such Revolver Loan or the face amount of such Letter of Credit, as applicable, may be exercised without regard to the accuracy of any representation made or deemed to be made under, or Borrowers’ compliance with the terms of, the Loan Documents or the existence of any Default or Event of Default. Each Borrower acknowledges and agrees that the terms and provisions of this paragraph shall supersede the terms and provisions of Section 9(f) of the First Amendment.
     Each Borrower further acknowledges and agrees that in the event that, on or before December 15, 2010, Borrowers do not (a) file a voluntary petition under the Bankruptcy Code and, concurrently with such voluntary petition, a plan of reorganization to which the holders of the Senior Notes have previously given their irrevocable consent, or (b) otherwise provide Agent with evidence, which evidence is satisfactory to Agent in its sole and absolute discretion, that Borrowers have reached a successful out-of-court restructuring arrangement with the holders of the Senior Notes regarding Borrowers’ capital structure, Borrowers jointly and severally agree to pay, for the benefit of Lenders, a non-refundable fee in the amount of $25,000, in immediately available funds on December 15, 2010, which fee shall be fully earned on such date.
     Additionally, Borrowers jointly and severally agree to pay, on demand, all costs and expenses incurred by Agent in connection with the preparation, negotiation and execution of this letter agreement and any other Loan Documents executed pursuant hereto and any and all amendments, modifications, and supplements thereto, including, without limitation, the costs and fees of Agent’s legal counsel and any taxes or expenses associated with or incurred in connection with any instrument or agreement referred to herein or contemplated hereby.
     This letter agreement shall be effective upon acceptance by Agent in Atlanta, Georgia (notice of which acceptance is hereby waived), whereupon the same shall be governed by and construed in accordance with the internal laws of the state of New York.
     This letter agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Except as otherwise expressly provided in this letter agreement, nothing herein shall be deemed to amend or modify any provision of the Loan Agreement or any of the other Loan Documents, each of which shall remain in full force and effect. This letter agreement is not intended to be, nor shall it be construed to create, a novation or accord and satisfaction, and the Loan Agreement and each of the other Loan Documents shall continue in full force and effect. This letter agreement may be executed in any number of counterparts and by different parties to this letter agreement on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute one and the same agreement. Any manually executed signature page delivered by a party hereto by facsimile or other electronic transmission shall be deemed to be an original signature page hereto.
     Nothing in this letter agreement shall be construed to alter the existing debtor-creditor relationship between any Borrower and Agent or any Lender. This letter agreement is not intended, nor shall it be construed, to create a partnership or joint venture relationship between or among any of the parties hereto. No Person other than a party hereto is intended to be a beneficiary hereof and no Person other than a party hereto shall be authorized to rely upon or enforce the contents of this letter agreement. This letter agreement has been prepared through the joint efforts of all of the parties hereto. Neither the provisions of this letter agreement nor any alleged ambiguity herein shall be interpreted or resolved against any party on the grounds that such party or its counsel drafted this letter agreement, or based on any other rule of strict construction. Each of the parties represents that such party has carefully read this letter agreement and all other instruments and agreements executed in connection herewith and that such party knows the contents hereof and has signed the same freely and voluntarily.
     Neither this letter agreement nor Agent’s and Lenders’ continued making of loans or other extensions of credit at any time extended to any Borrower in accordance with this letter agreement and the Loan Documents shall be deemed a waiver of or consent the Stipulated Defaults or any other Event of Default. Each Borrower agrees that such Events of Default shall not be deemed to have been waived, released or cured by virtue of Loans or other extensions of credit at any time extended to such Borrower, Agent’s and Lenders’ agreement to forbear pursuant to the terms of this letter agreement or the execution of this letter agreement.
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     To the fullest extent permitted by applicable law, the parties hereto each hereby waives the right to trial by jury in any action, suit, counterclaim or proceeding arising out of or related to this letter agreement.

BANK OF AMERICA, N.A., as Agent and sole Lender
By:
Name:
Title:

Acknowledged and agreed to:
INSIGHT HEALTH CORP.
MAXUM HEALTH SERVICES CORP.
OPEN MRI, INC.
SIGNAL MEDICAL SERVICES, INC.
COMPREHENSIVE MEDICAL IMAGING, INC.
COMPREHENSIVE MEDICAL IMAGING CENTERS, INC.

By:
Keith S. Kelson, Executive Vice President and Chief Financial Officer

ORANGE COUNTY REGIONAL PET CENTER — IRVINE, LLC PARKWAY IMAGING CENTER, LLC
By:	InSight Health Corp., as the sole member

By:
Keith S. Kelson, Executive Vice President and Chief Financial Officer

Letter Agreement